UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2007

                              PUBLIC STORAGE, INC.
             (Exact Name of Registrant as Specified in its Charter)

        California                      1-8389                  95-3551121
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
   Incorporation)                                            Identification No.)

701 Western Avenue, Glendale, California                       91201-2349
(Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 244-8080
                         (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01         Regulation FD Disclosure

As previously reported in a Form 8-K filed on September 7, 2006 by Public Storage, Inc. (the "Company"), Shurgard Self Storage SCA ("Shurgard"), an affiliate of the Company, notified the joint venture partners in its two European joint ventures of its intention to purchase their joint venture interests, pursuant to an "exit procedure" provided for in the respective Joint Venture Agreements. The joint venture partners are Crescent Euro Self Storage Investments SARL and Crescent Euro Self Storage Investments II SARL. Subsequent negotiations between Shurgard and the European joint venture partners to terminate the joint ventures have been unsuccessful. Accordingly, on January 17, 2007, Shurgard filed an arbitration request with the International Chamber of Commerce in Paris, France to compel arbitration of the matter.

The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the 'Exchange Act") or otherwise subject to the liabilities of that section, not shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 22, 2007

                                    PUBLIC STORAGE, INC.


                                    By: /s/ John S. Baumann
                                        -------------------
                                    John S. Baumann
                                    Senior Vice President & Chief Legal Officer